UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2026

The Hackett Group, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	333-48123	65-0750100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Brickell Bay Drive, Suite 3000 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 375-8005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HCKT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 5, 2026, The Hackett Group, Inc. (the “Company”) issued a press release setting forth its consolidated financial results for the first fiscal quarter ended March 27, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

The information contained in Item 2.02 of this current report on Form 8-K, as well as Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Shareholders of the Company was held on April 30, 2026. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Proposal 1 - Election of Director. The shareholders of the Company elected the director nominee named below to serve until the 2029 Annual Meeting of Shareholders and until his successor is duly elected and qualified. The following is a breakdown of the voting results:

				BROKER
DIRECTOR	FOR	AGAINST	ABSTAIN	NON-VOTES
John R. Harris	15,369,440	4,905,669	4,072	2,135,541

Proposal 2 – Amendment to the Company’s Employee Stock Purchase Plan. The shareholders of the Company approved an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) to (i) increase the number of shares authorized for issuance under the Purchase Plan by 250,000 shares, and (ii) extend the current term of the Purchase Plan by three years until July 1, 2031. The following is a breakdown of the voting results:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
20,166,342	111,411	1,428	2,135,541

Proposal 3 – Advisory Vote on Executive Officer Compensation. The shareholders of the Company approved an advisory vote on executive officer compensation. The following is a breakdown of the voting results:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
19,620,465	402,991	255,725	2,135,541

Proposal 4 – Appointment of RSM US LLP as Independent Auditor. The shareholders of the Company ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 1, 2027. The following is a breakdown of the voting results:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
22,134,319	277,957	2,446	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of The Hackett Group, Inc., dated May 5, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HACKETT GROUP, INC.

Date: May 5, 2026	By:	/s/ Robert A. Ramirez
Robert A. Ramirez
Executive Vice President, Finance and Chief Financial Officer